UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                               FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    August 15, 2003
                                                  -------------------


                       DATASTREAM SYSTEMS, INC.

        (Exact name of Registrant as specified in Its Charter)


 DELAWARE                 0-25590                     57-0813674
---------                 -------                     ----------
(State of                 (Commission               (IRS Employer
Incorporation)            File Number)           Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                     29605
----------------------------------------------------------------------
(Address of principle executive offices)             (Zip Code)

                            (864) 422-5001
                   (Telephone number of registrant)



                            NOT APPLICABLE
         (Former Name, Former Address and Former Fiscal Year,
                    if changed since last report)

ITEM 5.  OTHER EVENTS

    On August 15, 2003, the Company announced that its Board of Directors has authorized a plan to repurchase up to 1,000,000 shares of the Company's Common stock, par value $.01 per share, over a period of time ending no later than August 15, 2005. Subject to availability, the repurchases may be made from time to time in the open market or otherwise at prices that the Company deems appropriate. The repurchased shares will have the status of treasury shares and may be used, when needed, for general corporate purposes, including the grant of stock options.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit 99.1 Press Release, dated August 15, 2003.

                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 2003              By:  /s/ Alex Estevez
                                       ------------------------
                                         C. Alex Estevez
                                         Chief Financial Officer

                             EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1     Press Release, dated August 15, 2003.